Exhibit 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18,UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of California Independent Bancorp, a California corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the “ Form10-Q”) that, to the best of their knowledge,

(1) the Form10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2003	/s/ John I. Jelavich
John I. Jelavich
President and Chief Executive Officer

Dated: May 9, 2003	/s/ Kevin R. Watson
Kevin R. Watson
Chief Financial Officer and Corporate Secretary